Exhibit 10.1

Execution Version

FIRST AMENDMENT, WAIVER AND INCREMENTAL COMMITMENT AGREEMENT

This FIRST AMENDMENT, WAIVER AND INCREMENTAL COMMITMENT AGREEMENT, dated as of February 23, 2015 (this “Agreement”), is entered into by and among TARGA RESOURCES PARTNERS LP, a Delaware limited partnership (the “Borrower”), each other Loan Party party hereto, BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), Collateral Agent (in such capacity, the “Collateral Agent”), Swing Line Lender and L/C Issuer, the several banks and other financial institutions signatories hereto (collectively, the “Signing Lenders”) and each Hedging Party party hereto. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the Administrative Agent and the Lenders entered into that certain Second Amended and Restated Credit Agreement, dated as of October 3, 2012 (as amended, restated, supplemented or modified prior to the date hereof, the “Original Credit Agreement” and the Original Credit Agreement as amended hereby, the “Credit Agreement”);

WHEREAS, the Borrower, the Collateral Agent and certain Secured Hedging Parties entered into that certain Amended and Restated Intercreditor Agreement, dated as of July 19, 2010 (as reaffirmed in connection with the Original Credit Agreement and as otherwise amended, restated, supplemented or modified prior to the date hereof, the “Intercreditor Agreement”);

WHEREAS, the Original Credit Agreement provides in Section 2.14 thereof that the Borrower may increase the Revolving Credit Commitments, subject to the prior written consent of the Administrative Agent, the L/C Issuer and the Swing Line Lender (each such consent not to be unreasonably withheld), by adding to the Original Credit Agreement one or more additional Lenders to the Original Credit Agreement (each such Lender, a “New Lender”) or by allowing one or more existing Lenders under the Original Credit Agreement with outstanding Revolving Credit Commitments immediately prior to the Effective Date (the “Existing Lenders”) to increase their respective Revolving Credit Commitments (each such New Lender or increasing Existing Lender, an “Incremental Commitment Lender”), in each case, by delivering to the Administrative Agent an Incremental Supplement executed by the Borrower, the Administrative Agent, the New Lenders and any Existing Lenders agreeing to increase their Revolving Credit Commitments;

WHEREAS, the Borrower has requested that, subject to the terms and conditions of this Agreement, (a) the Incremental Commitment Lenders increase the Revolving Credit Commitments to $1,600,000,000 (the Revolving Credit Facility as so increased, the “Upsized Revolving Facility”) and retain the option to increase the Revolving Credit Commitments by up to an additional $300,000,000 in accordance with the terms set forth in this Agreement, (b) for purposes of establishing the Upsized Revolving Facility, the Signing Lenders waive the cap on the amount by which the Revolving Credit Commitments may be increased and any notices associated with establishing the Upsized Revolving Facility otherwise required to be provided prior to the date hereof, in each case, as set forth in Section 2.14 of the Original Credit Agreement and (c) the Signing Lenders agree to make certain amendments and modifications more specifically set forth in this Agreement to the Original Credit Agreement;

WHEREAS, (a) each of the undersigned New Lenders now desires to become a party to the Credit Agreement as a Lender thereunder, (b) each of the undersigned Existing Lenders desires to increase its Revolving Credit Commitment under the Original Credit Agreement and/or approve the amendments to the Original Credit Agreement, in each case, as set forth herein and (c) each of the Signing Lenders and the Administrative Agent have entered into this Agreement with the Borrower in order to effectuate the amendments and modifications to the Original Credit Agreement as set forth herein;

WHEREAS, pursuant to the terms of the Intercreditor Agreement, the Required Secured Parties (as defined in the Intercreditor Agreement) are required to consent to any amendment, modification or waiver of the Original Credit Agreement that would permit the aggregate principal amount of credit facilities thereunder to exceed the Maximum Credit Agreement Obligations (as defined in the Intercreditor Agreement); and

WHEREAS, the Borrower has requested that the Required Secured Parties consent to the Upsized Revolving Facility, and the Required Secured Parties are willing to consent to the Upsized Revolving Facility on the terms and subject to the conditions of this Agreement.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Revolving Credit Commitments.

(a) Subject to the terms and conditions set forth herein, each New Lender hereby agrees (i) to become a Lender under the Credit Agreement as of the Effective Date with a Revolving Credit Commitment as specified under the heading “Revolving Credit Commitment” opposite its name on Schedule I hereto, (ii) that it has received a copy of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into the Credit Agreement on the basis of which it has made such analysis and decision, (iii) that it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at that time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, (iv) if it is a Foreign Lender, that it has provided to the Administrative Agent documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by such New Lender, (v) that it shall be deemed to be, and hereby becomes as of the Effective Date, a party in all respect to the Credit Agreement and the other Loan Documents to which the Lenders are party and bound thereby as if an original signatory thereto and shall have the rights and, to the extent of its Revolving Credit Commitment under the Credit Agreement, obligations of a Lender under the Credit Agreement and the other Loan Documents, and (vi) on and after the Effective Date, it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

(b) Each New Lender represents and warrants to the Administrative Agent, the L/C Issuer, the Swing Line Lender and each other Lender that (i) it has the full power and authority and the legal right to make, deliver and perform, and has taken all necessary action, to authorize the execution, delivery and performance of this Agreement and to fulfill its obligations under, and to consummate the transactions contemplated by, this Agreement, and no consent or authorization of, filing with, or other act by or in respect of any Governmental Authority, is required in connection herewith or therewith, and (ii) this Agreement constitutes the legal, valid and binding obligation of such New Lender.

(c) Subject to the terms and conditions set forth herein, each Existing Lender that is increasing its Revolving Credit Commitment agrees that, after giving effect to this Agreement, its Revolving Credit Commitment shall be increased by the amount set forth under the heading “Amount of Commitment Increase” opposite such Existing Lender’s name on Schedule I hereto and be deemed to be the amount set forth under the heading “Revolving Credit Commitment” opposite such Existing Lender’s name on Schedule I hereto.

(d) The aggregate principal amount of the Revolving Credit Commitments as of the Effective Date shall be $1,600,000,000.

SECTION 2. Reallocation. Following the Effective Date, the outstanding Revolving Credit Loans, Swing Line Loans and L/C Obligations shall be ratably reallocated amongst the Lenders in accordance with the revised Revolving Credit Commitments, as modified by this Agreement, without regard to the conditions set forth in Section 4.02 of the Credit Agreement. Such reallocation shall occur automatically without any action by the Borrower, and the Administrative Agent and the Lenders shall determine what amounts, if any, shall be transferred amongst the Lenders to effectuate such reallocation. If any such reallocations result in the payment of Eurodollar Rate Loans other than on the last day of the applicable Interest Period, the Borrower shall pay any required amounts pursuant to Section 3.05. Each Lender hereby waives the applicability of Section 2.13 of the Credit Agreement in connection with such reallocation.

SECTION 3. Limited Waiver. With respect to establishing the Upsized Revolving Facility as contemplated by this Agreement, each Signing Lender hereby (a) waives the cap on the amount by which the Revolving Credit Commitments may be increased up to the amount of the Upsized Revolving Facility and any notices associated with establishing the Upsized Revolving Facility otherwise required to be provided prior to the date hereof, in each case, as set forth in Section 2.14 of the Original Credit Agreement and (b) agrees that it will not otherwise assert that an Event of Default, Default or other violation of any terms or conditions of any Loan Documents has occurred with respect to the final allocated size of the Upsized Revolving Facility or the provision of notices in connection with establishing the Upsized Revolving Facility. For the avoidance of doubt, the parties hereto agree that the Lenders do not waive any of their rights under any of the Loan Documents except for their right to assert that an Event of Default, Default or other violation of any terms or conditions of any Loan Documents has occurred with respect to the final allocated size of the Upsized Revolving Facility or the provision of notices in connection with establishing the Upsized Revolving Facility.

SECTION 4. Consent of Required Secured Parties under the Intercreditor Agreement. Subject to the terms and conditions set forth herein, each Lender party hereto and each Hedging Party party hereto consents to the Upsized Revolving Facility exceeding the Maximum Credit Agreement Obligations as required pursuant to Section 4.02(c) of the Intercreditor Agreement.

SECTION 5. Amendments to Original Credit Agreement. On the Effective Date, the Original Credit Agreement shall be amended as follows:

(a) The following definitions are hereby added to Section 1.01 of the Original Credit Agreement where alphabetically appropriate:

“Atlas Merger” means the transactions contemplated by the Atlas Merger Agreement.

“Atlas Merger Agreement” means that certain Agreement and Plan of Merger dated as of October 13, 2014 by and between the Borrower, Targa, General Partner, Trident MLP Merger Sub LLC, a Delaware limited liability company, Atlas Energy, L.P., a Delaware limited partnership, Atlas Pipeline and Atlas Pipeline Partners GP, LLC, a Delaware limited liability company.

“Atlas Pipeline” means Atlas Pipeline Partners, L.P., a Delaware limited partnership.

“First Amendment” means the First Amendment, Waiver and Incremental Commitment Agreement dated as of February 23, 2015, by and among the Borrower, the Administrative Agent, the Collateral Agent and the Lenders and other parties party thereto.

“First Amendment Effective Date” means the “Effective Date” as defined in the First Amendment.

(b) The last sentence of the definition of “Consolidated EBITDA,” in Section 1.01 of the Original Credit Agreement is hereby amended to read as follows:

Notwithstanding the foregoing, the contribution to Consolidated EBITDA of the Borrower and its Consolidated Restricted Subsidiaries by Unrestricted Subsidiaries (other than Included Unrestricted Subsidiaries and, to the extent constituting Unrestricted Subsidiaries, Atlas Pipeline and its Subsidiaries) or Persons that are not Subsidiaries (in respect of actual cash distributions paid by such Subsidiaries or Persons) during any period shall be limited in the aggregate to 15% of the total actual Consolidated EBITDA for such period (which total actual Consolidated EBITDA shall be determined without including any such distributions).

(c) The definition of “Unrestricted Subsidiary” in Section 1.01 of the Original Credit Agreement is hereby amended by adding the following sentence to the end thereof:

Upon the consummation of the Atlas Merger, Atlas Pipeline and its Subsidiaries shall be Unrestricted Subsidiaries under this Agreement until the Borrower designates any such entity as a Restricted Subsidiary in accordance with Section 6.18.

(d) Section 2.03(a)(i)(z) of the Original Credit Agreement is hereby amended by deleting the reference to “25,000,000” and replacing it with a reference to “50,000,000”.

(e) Section 2.14(a) of the Original Credit Agreement is amended by replacing the words “(i) the Aggregate Credit Facility Amount on the Closing Date” with the words “(i) the Aggregate Credit Facility Amount on the First Amendment Effective Date”.

(f) The last sentence of Section 6.13 of the Original Credit Agreement is hereby amended to read as follows:

Notwithstanding the foregoing, (a) Equity Interests of a Person that is not a Subsidiary shall not be required to be Collateral to the extent prohibited by a provision that is permitted by clause (II) of the proviso in Section 7.10 and (b) Equity Interests of an Unrestricted Subsidiary shall not be required to be Collateral except to the extent necessary in order for such Unrestricted Subsidiary to be designated as an Included Unrestricted Subsidiary pursuant to the definition thereof and except for the Equity Interests of Atlas Pipeline.

(g) Section 6.18(a) of the Original Credit Agreement is hereby amended by adding the following sentence to the end thereof:

Notwithstanding the previous sentence, upon the consummation of the Atlas Merger, Atlas Pipeline and its Subsidiaries shall be Unrestricted Subsidiaries under this Agreement until the Borrower designates any such entity as a Restricted Subsidiary in accordance with this Section 6.18.

(h) Section 6.18 of the Original Credit Agreement is hereby amended by adding a new subsection (f) thereto as follows:

(f) Notwithstanding anything herein to the contrary, during all times that any of Atlas Pipeline or its Subsidiaries is treated as a “restricted subsidiary” (or other equivalent term) for purposes of any indenture or agreement governing unsecured indebtedness of the Borrower, such Person shall automatically be designated as, and shall be deemed to be, a Restricted Subsidiary hereunder. At the time of any such automatic designation, the Borrower shall be deemed to represent and warrant that the conditions to designation set forth in Section 6.18(c) have been satisfied.

(i) Section 7.01(p) of the Original Credit Agreement is hereby amended by replacing the word “Property” therein with the word “property”.

(j) Section 7.06 of the Original Credit Agreement is hereby amended by inserting a new paragraph at the end thereof as follows:

Notwithstanding anything herein to the contrary, the Borrower shall not, nor shall it permit any Restricted Subsidiary to, make any Disposition of assets that are owned by the Borrower or any Restricted Subsidiary as of the First Amendment Effective Date to Atlas Pipeline or any of its Subsidiaries if Atlas Pipeline or such Subsidiary is not a Restricted Subsidiary, except Dispositions of property with a book value not to exceed 2.5% of Consolidated Net Tangible Assets in the aggregate.

(k) Schedule 2.01 to the Original Credit Agreement is hereby restated in its entirety in the form of Schedule I attached hereto.

SECTION 6. Conditions to Effectiveness of Agreement. The effectiveness of this Agreement and the obligations of each Incremental Commitment Lender to make available the additional Revolving Credit Commitments contemplated hereby are subject to the satisfaction of the following conditions (the date on which such conditions are satisfied, the “Effective Date”):

(a) The Administrative Agent shall have received each of the following, each in form and substance reasonably satisfactory to the Administrative Agent:

(i) a counterpart of this Agreement, executed and delivered by (A) the Borrower, (B) each other Loan Party, (C) the Required Lenders, (D) each Existing Lender that is increasing its Revolving Credit Commitment, (E) each New Lender, (F) the L/C Issuer, (G) the Swing Line Lender and (H) the Required Secured Parties;

(ii) a Note (or replacement Note, as applicable) executed by the Borrower in favor of each Incremental Commitment Lender requesting the same reasonably in advance of the Effective Date;

(iii) such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which such Loan Party is a party;

(iv) such documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed, and that each Loan Party is validly existing, in good standing and qualified to engage in business in its jurisdiction of incorporation or formation;

(v) a favorable opinion of Bracewell & Giuliani LLP, counsel to the Loan Parties, addressed to the Administrative Agent and each Lender, as to the Loan Parties’ due organization, valid existence, good standing, and authority to enter into this Agreement, the enforceability of this Agreement and each other Loan Document as amended or reaffirmed by this Agreement, in each case, in substance substantially similar to the substance of the opinion provided under the Original Credit Agreement;

(vi) a certificate signed by a Responsible Officer of General Partner (A) certifying that, before and after giving effect to the increase of Revolving Credit Commitments contemplated by this Agreement, (y) the representations and warranties of the Borrower and each other Loan Party contained in Article V or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, are true and correct in all material respects (unless such representation and warranty is already qualified as to materiality or Material Adverse Effect in which case such representation and warranty shall be true and correct in all respects) on and as of the Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date and except that the representations and warranties contained in subsection (a) of Section 5.05 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b) of Section 6.01; and (z) no Default or Event of Default exists as of the Effective Date and (B) demonstrating pro forma compliance with the provisions of Section 7.14(b) and Section 7.15(b) and containing calculations in such detail as may be reasonably required by the Administrative Agent;

(vii) all documentation and other information required by each Lender with respect to the Borrower under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the U.S. PATRIOT Act, that has been reasonably requested by any Lender or the Administrative Agent in advance of the Effective Date;

(viii) (A) an updated Federal Emergency Management Agency Standard Flood Hazard Determination with respect to each property subject to a Mortgage, which flood hazard certification shall (1) be addressed to the Collateral Agent, (2) be completed by a company which has guaranteed the accuracy of the information contained therein, (3) otherwise comply with the National Flood Insurance Program, and (4) describe whether the community in which such property is located participates in the National Flood Insurance Program; and (B) if any flood hazard certification states that such property is located in a flood zone, the applicable Loan Party’s written acknowledgement of receipt of written notification from the Administrative Agent (1) as to the existence of such property, and (2) as to whether the community in which such property is located is participating in the National Flood Insurance Program;

(ix) evidence that the Collateral Agent, for the benefit of the Secured Parties, shall have a valid and perfected first priority Lien on all Collateral contemplated by the Collateral Documents subject only to Liens permitted under Section 7.01 of the Credit Agreement including, in respect of the Domestic Subsidiaries that are Loan Parties, copies of financing statements, filed or duly prepared for filing under the UCC in all jurisdictions reasonably requested by the Collateral Agent; and

(x) such other assurances, certificates, documents, or consents as the Administrative Agent, the L/C Issuer, the Swing Line Lender or the Required Lenders reasonably may require.

(b) The Administrative Agent, the Arranger and the Lenders shall have received all fees and other amounts due and payable on or prior to the Effective Date, including (i) to the extent invoiced, reimbursement or payment of all out of pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement and (ii) for the account of each Incremental Commitment Lender that has agreed to provide additional Revolving Credit Commitments and delivered a signature page approving this Agreement, a fee in an amount equal to 25 basis points on the final allocated Revolving Credit Commitment (or, in the case of an Existing Lender whose Revolving Credit Commitment is being increased pursuant to this Agreement, on the amount of such increase in its final allocated Revolving Credit Commitment) of such Lender in respect of the Upsized Revolving Facility.

SECTION 7. Post-Effectiveness Covenants. The Borrower hereby covenants that within 45 days after the Effective Date (or such longer period as may be agreed to by the Administrative Agent in its reasonable discretion), the Administrative Agent shall have received each of the following, each in form and substance reasonably satisfactory to the Administrative Agent:

(a) to the extent necessary in connection with the Upsized Revolving Facility, fully executed and notarized mortgage modifications (each, a “Mortgage Modification”), in proper form for recording in all appropriate places in all applicable jurisdictions; and

(b) with respect to the lender’s title insurance policy insuring each mortgaged property for which a Mortgage Modification is required, a mortgage modification endorsement with respect to such mortgaged property, executed by a title company reasonably satisfactory to the Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent, insuring that the validity, enforceability and priority of the applicable Mortgage, and the effectiveness of such title policy, shall remain unchanged following recordation of the related Mortgage Modification.

SECTION 8. Effect of Agreement.

(a) The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents.

(b) The parties hereto acknowledge and agree that (i) this Agreement and any other Loan Documents executed and delivered in connection herewith do not constitute a novation, or termination of the Obligations under the Original Credit Agreement as in effect prior to the Effective Date; (ii) such Obligations are in all respects continuing with the terms, conditions, covenants and agreements contained in the Original Credit Agreement being modified only to the extent provided in this Agreement; and (iii) the Liens and security interests as granted under the Security Documents securing payment of the Obligations, the Cash Management Obligations and the Secured Swap Obligations are in all respects continuing in full force and effect. From and after the Effective Date, the terms “Agreement”, “herein”, “hereinafter”, “hereto”, “hereof” and words of similar import as used in the Credit Agreement, and the term “Credit Agreement” as used in the other Loan Documents, shall mean the Original Credit Agreement as modified by this Agreement, as may be further amended, supplemented or otherwise modified from time to time.

(c) Each New Lender, by delivering its signature page to this Agreement shall be deemed to have acknowledged receipt of, and consented to and approved, this Agreement, the Original Credit Agreement, each other Loan Document and each other document required to be approved by any Agent, Required Lenders or Lenders, as applicable, on the Effective Date.

(d) This Agreement shall constitute a Loan Document for all purposes of the Credit Agreement and shall be administered and construed pursuant to the terms of the Credit Agreement.

SECTION 9. Reaffirmation of Guaranty and Security. The Borrower and each other Loan Party, by its signature below, hereby (a) agrees that, notwithstanding the effectiveness of this Agreement, the Guaranty and the Security Documents continue to be in full force and effect and (b) affirms and confirms all of its obligations and liabilities under the Credit Agreement and each other Loan Document, including its guarantee of the Obligations, the Cash Management Obligations and the Secured Swap Obligations and the pledge of and/or grant of a security interest in its assets as Collateral pursuant to the Security Documents to secure the Obligations, the Cash Management Obligations and the Secured Swap Obligations, all as provided in the Guaranty and the Security Documents, and acknowledges and agrees that such obligations, liabilities, guarantee, pledge and grant continue in full force and effect in respect of, and to secure, the “Obligations”, the “Cash Management Obligations” and the “Secured Swap Obligations” under the Credit Agreement and the other Loan Documents.

SECTION 10. Amendments; Counterparts. This Agreement may not be amended nor may any provision hereof be waived except pursuant to a writing signed by the Borrower, the Administrative Agent and other parties hereto. This Agreement may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile or other electronic submission (including .pdf format) shall be effective as delivery of a manually executed counterpart hereof.

SECTION 11. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 12. Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY AGREES AS SET FORTH FURTHER IN SECTION 10.14 AND SECTION 10.15 OF THE ORIGINAL CREDIT AGREEMENT AS IF SUCH SECTIONS WERE SET FORTH IN FULL HEREIN.

SECTION 13. Headings. The headings of this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

THIS AGREEMENT, THE ORIGINAL CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

TARGA RESOURCES PARTNERS LP, as Borrower

By:	Targa Resources GP LLC, its sole general partner

By:	/s/ Matthew J. Meloy
Matthew J. Meloy
Senior Vice President, Chief Financial Officer, and Treasurer

TARGA RESOURCES OPERATING LLC
TARGA RESOURCES OPERATING GP LLC
TARGA INTRASTATE PIPELINE LLC
TARGA LIQUIDS MARKETING AND TRADE LLC
TARGA LOUISIANA INTRASTATE LLC
TARGA MIDSTREAM SERVICES LLC
TARGA DOWNSTREAM LLC
TARGA GAS MARKETING LLC
TARGA GAS PIPELINE LLC
TARGA MLP CAPITAL LLC
TARGA CAPITAL LLC
TARGA TERMINALS LLC
TARGA NGL PIPELINE COMPANY LLC
TARGA TRANSPORT LLC
TARGA SOUND TERMINAL LLC
TARGA GAS PROCESSING LLC
TARGA COGEN LLC
TARGA BADLANDS LLC

By:	/s/ Matthew J. Meloy
Matthew J. Meloy
Senior Vice President, Chief Financial Officer and Treasurer

[Targa Resources First Amendment, Waiver and Incremental Commitment Agreement]

BANK OF AMERICA, N.A., as Administrative Agent and Collateral Agent

By:	/s/ Paley Chen
	Name:	Paley Chen
	Title:	Vice President

BANK OF AMERICA, N.A., as Swing Line Lender, L/C Issuer and Lender and Hedging Party

By:	/s/ Adam H. Fey
	Name:	Adam H. Fey
	Title:	Director

[Targa Resources First Amendment, Waiver and Incremental Commitment Agreement]

Wells Fargo Bank, N.A., as Lender and Hedging Party

By:	/s/ Brett Steele
	Name:	Brett Steele
	Title:	Vice President

THE ROYAL BANK OF SCOTLAND plc, as Lender and Hedging Party

By:	/s/ James L. Moyes
	Name:	James L. Moyes
	Title:	Authorised Signatory

BARCLAYS BANK PLC, as Lender

By	/s/ Ronnie Glenn
	Name:	Ronnie Glenn
	Title:	Vice President

Deutsche Bank Trust Company Americas, as Lender

By:	/s/ Dusan Lazarov
	Name:	Dusan Lazarov
	Title:	Director

By:	/s/ Michael Winters
	Name:	Michael Winters
	Title:	Vice President

Royal Bank of Canada, as Lender

By:	/s/ Jason S. York
	Name:	Jason S. York
	Title:	Authorized Signatory

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Compass Bank, as Lender and Hedging Party

By:	/s/ Ian Payne
	Name:	Ian Payne
	Title:	Vice President

Citibank, N.A., as Lender

By:	/s/ Saqeeb Ludhi
	Name:	Saqeeb Ludhi
	Title:	Vice President

JPMorgan Chase Bank, N.A., as Lender

By:	/s/ Muhammad Hasan
	Name:	Muhammad Hasan
	Title:	Vice President

ABN AMRO CAPITAL USA LLC, as Lender

By:	/s/ Darrell Holley
	Name:	Darrell Holley
	Title:	Managing Director

By:	/s/ Casey Lowary
	Name:	Casey Lowary
	Title:	Executive Director

CAPITAL ONE, NATIONAL ASSOCIATION, as Lender

By:	/s/ Victor Ponce de León
	Name:	Victor Ponce de León
	Title:	Senior Vice President

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Comerica Bank, as Lender

By:	/s/ William Robinson
	Name:	William Robinson
	Title:	Vice President

MUFG UNION BANK, N.A., as Lender

By:	/s/ Mark Oberreuter
	Name:	Mark Oberreuter
	Title:	Vice President

Natixis, New York Branch, as Lender and Hedging Party

By:	/s/ Stuart Murray
	Name:	Stuart Murray
	Title:	Managing Director

By:	/s/ Jarrett Price
	Name:	Jarrett Price
	Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION, as Lender

By:	/s/ Jonathan Luchansky
	Name:	Jonathan Luchansky
	Title:	Assistant Vice President

Sumitomo Mitsui Banking Corporation, as Lender

By:	/s/ James D. Weinstein
	Name:	James D. Weinstein
	Title:	Managing Director

[Targa Resources First Amendment, Waiver and Incremental Commitment Agreement]

U.S. BANK NATIONAL ASSOCIATION, as Lender

By:	/s/ Ben J. Leonard
	Name:	Ben J. Leonard
	Title:	Vice President

BRANCH BANKING AND TRUST COMPANY, as Lender

By:	/s/ Ryan K. Michael
	Name:	Ryan K. Michael
	Title:	Senior Vice President

BNP PARIBAS, as Lender and Hedging Party

By:	/s/ Joseph Onischuk
	Name:	Joseph Onischuk
	Title:	Managing Director

By:	/s/ Mark Renaud
	Name:	Mark Renaud
	Title:	Managing Director

Credit Agricole Corporate and Investment Bank, as Lender

By:	/s/ Dixon Schultz
	Name:	Dixon Schultz
	Title:	Managing Director

By:	/s/ Michael Willis
	Name:	Michael Willis
	Title:	Managing Director

[Targa Resources First Amendment, Waiver and Incremental Commitment Agreement]

ING Capital LLC, as Lender

By:	/s/ Subha Pasumarti
	Name:	Subha Pasumarti
	Title:	Managing Director

By:	/s/ Cheryl LaBelle
	Name:	Cheryl LaBelle
	Title:	Managing Director

ING CAPITAL MARKETS LLC, as Hedging Party

By:	/s/ Moses Lin
	Name:	Moses Lin
	Title:	Vice President

Mizuho Bank, Ltd., as Lender

By:	/s/ Leon Mo
	Name:	Leon Mo
	Title:	Authorized Signatory

REGIONS BANK, as Lender

By:	/s/ David Valentine
	Name:	David Valentine
	Title:	Vice President

SANTANDER BANK, N.A., as Lender

By:	/s/ Peter Lopoukhine
	Name:	Peter Lopoukhine
	Title:	Senior Banker

[Targa Resources First Amendment, Waiver and Incremental Commitment Agreement]

SUNTRUST BANK, as a Lender

By:	/s/ Shannon Juhan
	Name:	Shannon Juhan
	Title:	Vice President

Amegy Bank National Association, as Lender

By:	/s/ H. Brock Hudson
	Name:	H. Brock Hudson
	Title:	Senior Vice President

HSBC Bank USA, N.A., as Lender

By:	/s/ Wadie Christopher Habiby
	Name:	Wadie Christopher Habiby
	Title:	Vice President

The Huntington National Bank, as Lender

By:	/s/ Jason A. Zilewicz
	Name:	Jason A. Zilewicz
	Title:	Vice President

RAYMOND JAMES BANK, N.A., as Lender

By:	/s/ Scott G. Axelrod
	Name:	Scott G. Axelrod
	Title:	Senior Vice President

[Targa Resources First Amendment, Waiver and Incremental Commitment Agreement]

Schedule I to

First Amendment, Waiver and Incremental Commitment Agreement

Commitments and Applicable Percentages

Lender	Amount of Commitment Increase	Revolving Credit Commitment	Applicable Percentage
Bank of America, N.A.	$4,500,000.00	$81,500,000.00	5.093750000%
Wells Fargo Bank, N.A.	$4,500,000.00	$81,500,000.00	5.093750000%
The Royal Bank of Scotland plc	—	$77,000,000.00	4.812500000%
Barclays Bank PLC	$5,000,000.00	$75,000,000.00	4.687500000%
Deutsche Bank Trust Company Americas	—	$70,000,000.00	4.375000000%
Royal Bank of Canada	$10,000,000.00	$70,000,000.00	4.375000000%
Compass Bank	—	$60,000,000.00	3.750000000%
Citibank, N.A.	—	$60,000,000.00	3.750000000%
JPMorgan Chase Bank, N.A.	—	$60,000,000.00	3.750000000%
Morgan Stanley Bank, N.A.	—	$60,000,000.00	3.750000000%
UBS Loan Finance LLC	—	$60,000,000.00	3.750000000%
ABN AMRO Capital USA LLC	$8,000,000.00	$50,000,000.00	3.125000000%
Goldman Sachs Bank USA	—	$49,655,172.00	3.103448250%
Capital One, National Association	$5,000,000.00	$47,000,000.00	2.937500000%
Comerica Bank	$3,000,000.00	$45,000,000.00	2.812500000%
MUFG Union Bank, N.A.	$45,000,000.00	$45,000,000.00	2.812500000%
Natixis, New York Branch	$10,000,000.00	$45,000,000.00	2.812500000%
PNC Bank, National Association	—	$42,000,000.00	2.625000000%
Sumitomo Mitsui Banking Corporation	—	$42,000,000.00	2.625000000%
U.S. Bank National Association	—	$42,000,000.00	2.625000000%
Branch Banking and Trust Company	$40,000,000.00	$40,000,000.00	2.500000000%
BNP Paribas	$40,000,000.00	$40,000,000.00	2.500000000%
Credit Agricole Corporate and Investment Bank	$40,000,000.00	$40,000,000.00	2.500000000%
ING Capital LLC	—	$40,000,000.00	2.500000000%
Mizuho Bank, Ltd.	$40,000,000.00	$40,000,000.00	2.500000000%
Regions Bank	$40,000,000.00	$40,000,000.00	2.500000000%
Santander Bank, N.A.	$40,000,000.00	$40,000,000.00	2.500000000%
SunTrust Bank	$40,000,000.00	$40,000,000.00	2.500000000%
Amegy Bank National Association	—	$35,344,828.00	2.209051750%
HSBC Bank USA, N.A.	—	$35,000,000.00	2.187500000%
The Huntington National Bank	$25,000,000.00	$25,000,000.00	1.562500000%
Raymond James Bank, N.A.	—	$22,000,000.00	1.375000000%
Total	$400,000,000	$1,600,000,000.00	100.000000000%